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www.coinstar.com NASDAQ: CSTR Investor Presentation May 2008

Forward-Looking Statements Various remarks that we may make about future expectations, plans and prospects for the company constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our 2007 10-K and subsequent 10-Q on file with the SEC. Certain pro forma financial measures included in this presentation such as EBITDA are non-GAAP financial measures under regulation G. Definitions of these non-GAAP financial measures, the importance of these measures to investors and reconciliations of these measures to the most directly comparable GAAP measures can be found in the appendix of this presentation.

Additional information On April 30, 2008, Coinstar began mailing to its stockholders a definitive proxy statement with a WHITE Proxy Card and other materials in connection with Coinstar's 2008 Annual Meeting of Stockholders. STOCKHOLDERS ARE URGED TO READ COINSTAR'S DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement and other documents relating to the 2008 Annual Meeting and Coinstar can be obtained free of charge from the SEC's website at http://www.sec.gov. These documents can also be obtained free of charge from Coinstar at its website, www.coinstar.com, under: About Us - Investor Relations - SEC Filings. The contents of the websites above are not deemed to be incorporated by reference into the definitive proxy statement or other materials. In addition, copies of the definitive proxy statement, WHITE Proxy Card and other materials may be requested by contacting our proxy solicitor, Georgeson Inc. by phone, toll-free, at 1-(888) 605- 7543. Detailed information regarding the names, affiliations and interests of individuals who are participants, including Coinstar directors and certain executive officers and other employees, in the solicitation of proxies of Coinstar's stockholders is available in Coinstar's definitive proxy statement.

Attendees David W. Cole, Chief Executive Officer, Director Brian V. Turner, Chief Financial Officer Deborah L. Bevier, Director David M. Eskenazy, Director Robert D. Sznewajs, Director

About Coinstar, Inc. Founded in 1991: Self-service Coin Counting category pioneer & market leader Multi-national, multi-product company 140 countries including US, UK, Canada, Mexico, China, Italy, Russia Coin Counting, E-Payment, Entertainment Services, Money Transfer, DVD Rental kiosks Extensive distribution across multiple classes of trade The only multi-national network of coin counting machines 15,000 coin counting kiosks Over 50,000 retail locations Over 35,000 money transfer agent locations Best in Class Self Service Coin Counting Provider Over 70 US and international patents on various aspects of our coin counting business Over 80% Share of Retail Self Service Coin Counting in the US $2.9bn processed in 2007 Market Capitalization* 2007 Revenue 2007 EBITDA 2007 Annual CapEx $820mm $546mm $126mm $84mm Financial profile * At fiscal year ending 12/31/07

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

Superior Execution Board and management have a history of execution Implemented successful 4th Wall Strategy in July 2003, resulting in share price appreciation of more than 200%1 Outperformed S&P 500 over last three and five year periods by 80% and 32%, respectively2 Accomplished, experienced, independent Board of Directors Presided over a history of successful execution and stock price appreciation Broad and varied expertise in critical areas including retail, branded consumer products, employee relations, finance, accounting and banking (including regulatory and compliance requirements for financial transactions) Outstanding operating performance Transformed and diversified from single product line to a 4th Wall solution provider for retailers Installed net of 4,800+ Coin units and 7,000+ DVD kiosks in retailers globally since 2003 Evolved from one channel of grocery customers with 10,700 machine locations in 2003 to thousands of diversified customers in over 85,000 machine/agent locations worldwide Superior financial performance Increased revenue by over 250% during past five years More than doubled EBITDA during past five years Strong growth expected to continue Expected revenue of $850-900mm in 2008, a 60% increase over mid-2007 levels and $1bn in revenue by 2010 Expected EBITDA of $135-145mm in 2008 (or 10-15% growth over 2007), with a $200mm EBITDA run-rate beginning in mid-2009, approximately six months earlier than previous expectations Solid corporate governance practices and policies Examples: independent board, independent Chairman, independent committees, majority voting standard, no stockholder rights plan, stock ownership requirements for management and directors We Believe the Choice of Directors is Clear. Vote the WHITE Proxy Card "For" the Coinstar Directors 1 Returns measured over the period beginning 7/14/03 through 5/16/08 2 3-year returns measured over the period beginning 5/16/05 through 5/16/08; 5-year returns measured over the period beginning 5/16/03 through 5/16/08

Coinstar: Prior to 4th Wall Strategy 2003 Revenues: $176mm EBITDA: $59mm Product lines: 1 Customer base: 285 grocery customers Machine locations: 10,700

Coinstar: Realization of 4th Wall Strategy Revenues: $546mm EBITDA: $126mm Product lines: 5 Customer base: >3,000 diversified retail customers Machine/agent locations: 85,000 2007 2003 Revenues: $176mm EBITDA: $59mm Product lines: 1 Customer base: 285 grocery customers Machine locations: 10,700

Diversified from one product line to five product lines Improved channel diversification moving from the grocery segment to a diversified retail customer base Larger global customer opportunity 250% revenue increase since 2003 Doubling of EBITDA since 2003 Greater than 200% increase in share price since launch of 4th Wall strategy1 Coinstar: Realization of 4th Wall Strategy 1 Based upon 7/14/03 share price

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

Coin Counting Units Deployed Ever Tried Levels1 Volume Processed (in billions) 16% CAGR 25% CAGR Undisputed market leader with over 80% share of retail self service coin counting in the US Presence in key markets including the US, UK, Canada and Ireland Over 70 US and international patents Profitable turn-key solution to help retailers improve store profitability and traffic 1 Source: 2006 Cooper Roberts study 13.0% 17.5% 22.8% 27.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2000 2002 2004 2006 15,400 13,500 12,100 10,706 8,509 0 4,000 8,000 12,000 16,000 2000 2002 2004 2006 2007 $2.9 $2.6 $2.1 $1.8 $1.2 $0.0 $1.0 $2.0 $3.0 $4.0 2000 2002 2004 2006 2007

E-Pay Products and Services Prepaid Wireless Airtime Prepaid Long Distance Cards Prepaid Debit Cards Stored Value Cards Money Transfer Services E-Payment Gross Revenue (in millions) 86% CAGR Commission Revenue Growth (in millions) 107% CAGR Installed E-Pay enabled units (in thousands) 19% CAGR 17 25 23 28 0 10 20 30 40 2004 2005 2006 2007 $3 $10 $17 $23 0 5 10 15 20 25 2004 2005 2006 2007 $67 $188 $340 $430 0 100 200 300 400 500 2004 2005 2006 2007

Money Transfer Top 10 4th Wall item Top 5 money transfer company in terms of agent locations & countries Over 35,000 locations in over 140 countries Technology and compliance infrastructures in place Industry estimate - $30 billion in fees by 20101 1 Raymond James - Transaction Processing - The Changing Landscape of Electronic Payments Addition of Money Transfer Allowed Us to Enhance Our 4th Wall Product Offering and Respond to Customer Needs Wire Transaction Growth Wire Revenue Growth (in millions) (in thousands) Pro forma including Groupex 165% CAGR 153% CAGR Pro forma including Groupex $4 $23 $42 $65 $0 $10 $20 $30 $40 $50 $60 $70 2004 2005 2006 2007 222 1,310 2,745 4,154 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2004 2005 2006 2007

Entertainment

- Leading owner/operator of coin-operated entertainment services in the US[1]
- Macroeconomic environment and Wal-Mart de-installation has impacted performance
- Entertainment business delivered key cross-selling successes









Top 25 Entertainment Linked "Cross Sell" Wins

	Stores*	Ent.	Coin	C2Card	Ecert	DVD	E-Pay
Kroger	4,200	X			X		
Wal-Mart	3,000	X	X			X	
Circle K	2,000	X				X	
Speedway	1,960	X				X	
Food Lion	1,100	X			X	X	
Albertsons/SuperValu	1,100	X				X	
Winn-Dixie	500	X				X	
Freds	400	X	X				
Albertsons LLC	390	X		X	X	X	
Pilot	300	X	X	X	X	X	
Kmart	300	X	X			X	
HEB	300	X		X	X		
Bi-Lo	300	X				X	
Marsh	250	X			X	X	
Ingles	195	X	X		X	X	
Lowes	185	X	X				
Meijer, Inc.	170	X				X	
Stater Brothers	160	X	X	X	X		
Flying J, Inc.	155	X	X	X	X	X	
Travel Centers of America	150	X	X	X	X		
AFFES	140	X	X				
Price Chopper	115	X		X	X	X	
Petro	65	X	X				
WinCo	50	X	X		X		
Strack and Van Til	20	X		X	X	X	X

*# of stores is potential locations

Entertainment Has Provided Access to Key Customers and Significant Cross Sell Wins and Installations

[1] 2004 Dechert-Hampe internal study

COINSTAR CONFIDENTIAL 14 Coinstar

DVD Kiosks Purchased DVDXpress and owns 51% of Redbox Self service movie rentals at $1.00 - $1.49 per night Category net income positive as of Q4 2007 Redbox IPO announced on 5/1/08 Since our first investment in Redbox, Coinstar's share price has appreciated more than 50% Total DVD Kiosks DVD Rental Revenue (in millions) $13 $22 $30 $39 $51 $72 $8 $6 $3 $2 $1 $10 $18 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 1,700 3,000 4,300 5,700 7,000 7,900 1,000 900 800 500 100 1,500 2,200 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

Leading 4th Wall Category Captain for Retailers E-Payment DVD Rental Coin Entertainment Money Transfer Coffee

4th Wall Strategy Key Accomplishments: Growing Units and Market Penetration Installed units (in 000's) DVD 2-year CAGR: 179% Coin 3-year CAGR: 8% E-Pay 3 year CAGR: 18% 1 2 7 12 13 14 15 17 25 23 28 2004 2005 2006 2007 DVD kiosks Coin machines E-Pay enabled machines

4th Wall Strategy Key Accomplishments: Significant Growth in Revenue and EBITDA Revenue ($ in millions) EBITDA ($ in millions) 37% CAGR 18% CAGR $850 - 900 $135 - 145 1 1 1 Estimated range based on Coinstar guidance Strong Growth Expected to Continue: $1bn in Revenues by 2010 & $200mm in EBITDA run-rate starting in Mid-2009 $59 $74 $98 $111 $126 2003 2004 2005 2006 2007 2008E $546 $460 $307 $534 $176 2003 2004 2005 2006 2007 2008E

Source: Bloomberg total return analysis as of 5/16/08 1Coinstar peer set includes: Blockbuster, Global Payments, Hastings Entertainment, Int'l Game Tech, MoneyGram, Netflix, The Brink's Co., Western Union; Companies excluded from peer set in periods prior to IPO 4th Wall Strategy Key Accomplishments: Superior Stock Price Performance Annualized stockholder returns 25.7% 18.2% 26.5% 12.8% 10.6% 11.7% 19.2% 9.7% -3.9% 9.3% 10.5% 18.5% Since 4th Wall (7/14/03) 1-year 3-year 5-year Coinstar Peer Median1 S&P 500

4th Wall Strategy Key Accomplishments: Operating Metrics Exceeds Peer Averages CY2003 - CY20071 Revenue CAGR (%) Coinstar Peer Companies Peer Median = 7.8% CY20071 EBITDA Margin (%) Source: SEC filings, Company website 1Hastings Entertainment as of FYE 1/31/2008, IGT as of 11/30/2007; remaining peer-set shown as of 12/31/2007 year-end Coinstar Peer Companies Peer Median = 19.6% NM 3% 10% 15% 25% 27% 31% 43% 23% Coinstar MoneyGram Blockbuster Hastings Entertainment The Brink's Co. Global Payments Netflix Western Union Int'l Game Tech 33% -32% -1% 2% 4% 12% 13% 21% 45% Coinstar MoneyGram Blockbuster Hastings Entertainment Int'l Game Tech Western Union The Brink's Co. Global Payments Netflix

4th Wall Strategy - First Quarter Update Coinstar achieved a 52-week high share price after reporting Q1 '08 results, beating consensus expectations Q1 revenue of $190.5mm (44% YoY growth) EBITDA of $34.5mm (29% YoY growth) Coinstar announced efforts with Wal-Mart focused on optimizing 4th Wall product mix Rollout of coin units to over 2,600 stores Rollout of Redbox DVD rental kiosks to over 3,500 stores On its Q1 earnings call, Coinstar announced that it will install these units more quickly than previously communicated and therefore accelerated guidance Redbox IPO announced on 5/1/08 Proceeds from the IPO to be used to support the continued growth of Redbox Creates an exciting opportunity for Coinstar and its stockholders 2008 Guidance Revenue of $850-900mm EBITDA of $135-145mm Q1 Results Again Demonstrate Board and Management Record of Superior Operational and Strategic Execution

Share Price Performance Supports Board's Actions and Strategy Stock Price Performance Since Launch of 4th Wall Strategy 7/03 12/03 12/04 12/05 12/06 12/07 5/08 7/25/07: Announces Acquisition of GroupEx 2/7/08: Agreement to Expand Coinstar Centers and Redbox at Wal-Mart Locations 11/18/05: Announces Acquisition of 47% of Redbox 1/18/08: Increases ownership in Redbox to 51% 203% 7/14/03: Initiation of 4th Wall strategy 5/1/08: Redbox IPO announced 5/24/04: Announces Acquisition of ACMI $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 CSTR

"Management's ability to execute is very encouraging as is its progress in achieving its stated strategic goals." Wall Street Strategies 5/9/2008 "We have always been bullish on Coinstar's growth prospects, but the company managed to surprise us. Growth accelerated, and Coinstar expects to hit a run rate of $1 bn in revenue and $200 million in EBITDA in mid-2009, two quarters faster than previously expected. It beat guidance in its important coin counting and DVD (Redbox) divisions. It continues to grow its gift card division rapidly in the US and in the UK" First Analysis 5/6/2008 Execution Recognized by Wall Street Wall Street Commentary1 "We hold a high opinion of the company's long-term multifaceted growth strategy as well as the efficiency of its business model, its strong cash flow generation and senior management team." Banc of America 5/2/2008 "The Shamrock Activist Value Fund recently announced its intention to nominate three Shamrock representatives for election to Coinstar's board of directors at the 2008 annual meeting. ...In our view, this development poses a risk in terms of the investor group's motivation. Should it succeed in gaining seats on the board, it is unclear to what extent these individuals would seek to influence the company's strategic initiatives." William Blair 5/7/2008 1Permission to use quotations was neither sought nor obtained "CSTR's strategy of leveraging presence of its entertainment machines to win a coin and DVD kiosk national rollout agreement with WMT is bearing fruit." B. Riley & Co. LLC 5/2/2008 "Through rapid investment and expansion of its coin-counting machines and DVD rental kiosks, we believe Coinstar has carved out an attractive position for itself as a premier provider of outsourced services that enable retailers to capitalize on underutilized floor space." William Blair 5/7/2008

Key Industry Participants Commend Coinstar's 4th Wall Strategy 2008 Named by Supervalu as Category Captain for their 4th Wall Supplier of the Year -Wal-Mart Ride Vendor of the Year -Wal-Mart Crane Vendor of the Year -Wal-Mart Bulk Vendor of the Year -Wal-Mart Video Vendor of the Year -Wal-Mart

Even Shamrock Has Publicly Supported Coinstar and Our Diversified 4th Wall Strategy "We love this business. Coinstar, what they want to be is they want to be the leading provider of fourth wall retail options...what management has been doing, and it's somewhat of a savvy strategy"1 -- Chris Kiper, Shamrock Vice President, StockRoyalty.com, 2/6/2008 1 Permission to use quotation was neither sought nor obtained.

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

The Truth About Shamrock Shamrock offers NO plan and NO new ideas for enhancing stockholder value One size does NOT fit all - Shamrock's "cookie cutter" approach and recycled recommendations not appropriate for a strong performing company like Coinstar Every strategic suggestion made by Shamrock are actions Coinstar's Board has taken, are taking, or have considered and rejected as not in the best interests of all stockholders Shamrock's hand-picked nominees Paid and conflicted - two paid Shamrock employees and one paid Shamrock advisor NO new skills - finance and accounting is already well-represented on Coinstar's Board NO meaningful experience in the markets in which Coinstar operates NO experience serving as an independent director of a public company representing all stockholders Rubber-stamp - if elected, would act only to advance Shamrock's short-term agenda and not the interests of ALL Coinstar stockholders. Questionable governance record Shamrock ready to abandon its posturing about corporate governance when it serves Shamrock's self interests At iPass, Shamrock replaced its own director designee - Peter Clapman, former leader of the corporate governance program at TIAA-CREF - with a Shamrock principal after Mr. Clapman and the full iPass Board (except for Shamrock's other designee) rejected Shamrock's call for a sale of the Company and other criticisms Shamrock's Attempt to Replace Coinstar's Directors With its Paid Representatives is Unwarranted

Coinstar Has a Strong Board in Place

Name	Year appointed	Background information
Keith D. Grinstein ***Chairman*** Audit Compensation Nominating & Governance	August 2001	■ Partner at Second Avenue Partners (a venture capital fund) ■ Director of TrueBlue, NetSuite, and F5 Networks ■ 1996-1999 — President, CEO & Director (through 2002) of Nextel International ■ 1991-1995 — President & CEO of Aviation Communications Division of AT&T Wireless Services
David W. Cole *CEO* *Director*	October 2001	■ CEO of Coinstar since October 2001 ■ 1999-2001 — President of The Torbitt & Castleman Company ■ 1993-1999 — President of Paragon Trade Brands
David M. Eskenazy *Director* Audit (Chair)	August 2000	■ COO of Invesco Financial Corp. ■ Trained as a CPA, with 24+ years of accounting and investment experience; brings to the Board an understanding of complex accounting rules and diverse investment management experience ■ 1987-2006 — Executive VP and COO of R.C. Hedreen ■ Prior to 1987 — on the audit staff at Peat Marwick Mitchell & Co.
R. Michael Rouleau *Director* Nominating & Governance	January 2007	■ 1996-2006 — CEO & President of Michaels Stores Inc. ■ 1992-1996 — Executive Vice President of Operations for Lowe's Companies ■ Co-founder, President, and CEO of Office Warehouse (merged with Office Max)
Robert D. Sznewajs *Director* Audit Compensation	August 2002	■ President, CEO & Director of West Coast Bancorp since January 2000 ■ Member of the Board of Directors at the Portland branch of the Federal Reserve of San Francisco ■ Valuable understanding of the changing financial services industry, which is relevant both to Coinstar's product offering and customer base ■ 30+ years of accounting, finance and banking experience, including expertise in commercial and consumer payment systems and merchant processing
Ronald B. Woodard *Director* Nominating & Governance (Chair)	August 2001	■ Chairperson and Co-founder of MagnaDrive Corporation (an industrial magnetic coupling manufacturer) ■ Director of AAR Corp., Continental Airlines, Inc. and Knowledge Anywhere ■ 32-year career with The Boeing Company, holding numerous positions including President of the Commercial Airplane Group
Deborah L. Bevier *Director* Compensation (Chair) Nominating & Governance	August 2002	■ Principal of DL Bevier Consulting LLC (an organizational consulting firm) ■ Director of Fisher Communications, F5 Networks, and Puget Sound Bank ■ 2004-2006 — President of the Organizational Effectiveness Consulting Division of Waldron & Co. (an organizational and management consulting firm) ■ 1996-2003 — Director, President & CEO of Laird Norton Financial Group and its predecessor companies ■ 1973-1996 — Chairman & CEO of Key Bank of Washington and other leadership positions at KeyCorp

COINSTAR CONFIDENTIAL 29 Coinstar

Strong Corporate Governance Policies and Practices Substantial majority of independent directors Six independent directors and CEO Independent Chairman Roles of Chairman and CEO split since June 2001 All committees comprised of independent directors Directors limited as to number of other public company audit committee positions CEO performance and succession reviewed annually by Compensation Committee and full Board Majority voting for uncontested elections No stockholder rights plan and stockholder approval policy for any future rights plan Increased stock ownership requirements for independent directors Stock ownership requirement for management

Stockholder Representative Process Board intends to commence process to add additional independent director selected from candidates proposed by Coinstar's major stockholders Decision based on input from major stockholders Major stockholders support the addition of a significant stockholder representative on the Board through a selection process open to all major stockholders, not only Shamrock Upon new director appointment, Coinstar's Board would be expanded to eight directors, seven of whom would be independent Considerations Overall qualifications and background Any specialized experience serving as an independent director of a public company Executive or board positions in the chain retail store environment, other significant areas of Coinstar's customer base, money transfer, or other businesses similar or complementary to Coinstar's business Key stockholders have expressed support of stockholder selection process as an alternative to Shamrock slate Process to commence immediately following 2008 Annual Meeting Overseen by Nominating and Governance Committee (solely independent directors) New director would be appointed to Board no later than September 30, 2008 If stockholders elect any of Shamrock's nominees, Coinstar would view election as stockholder preference to be represented by a Shamrock nominee rather than a representative selected with input from all major stockholders and would not expect to go forward with selection process Candidate should look after the interests of all stockholders

50% Performance-Based Compensation Aligned with Stockholder Interests Compensation Philosophy & Policy Objectives Remain aligned with the goal of enhancing stockholder value Attract, motivate and retain top executives Reflect compensation standards and practices among peers Compensation Guidelines "Total" compensation - all components to be competitive "Stockholder-aligned" compensation - significant portion of total compensation "Pay-for-performance" "At-market" compensation - compared to peers "Fair" compensation - internally and externally perceived as fair "Tax-deductible" compensation - maximize tax deductibility of compensation paid to executive officers

Shamrock's Nominees Fail to Enhance Composition of Coinstar's Board Vice Chairman, COO, Shamrock Holdings Advisory panel member, Shamrock Activist Value Fund VP, Shamrock Capital Advisors NO meaningful experience in the markets in which Coinstar operates Redundant tax experience Board already includes 2 independent directors with 60 years of tax, accounting and finance experience Conflicted Paid by Shamrock Employee of Shamrock Limited experience in the markets in which Coinstar operates Conflicted Paid by Shamrock Member Shamrock's Advisory Panel NO meaningful experience in the markets in which Coinstar operates No significant work experience Recent business school graduate Only employment since as Shamrock employee Conflicted Paid by Shamrock Employee of Shamrock Eugene I. Krieger John M. Panettiere Arik Ahitov Commentary Background

Comparison of Qualifications of Coinstar's Nominees with Shamrock's Nominees *As disclosed in public filings Qualification Coinstar Shamrock* Number of independent nominees 3 0 Number of nominees who have served as independent directors of public companies 3 0 Number of public company boards that nominees have served on 7 2 Number of years experience nominees have as independent directors of public companies 27 0 Number of years nominees have served as executives of public companies or subsidiaries of public companies 37 9 Number of nominees who appear to qualify as Financial Experts 2 1 Number of years experience nominees have in commercial banking industry 37 0 Number of years experience nominees have as directors of a Federal Reserve Bank branch 4 0

ROIC Adjusted ROIC Methodology 3 Methodology 4 Methodology 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2001 0.0111 0.0597 0.0591 0.0992 0.1033 2002 0.1572 0.1412 0.132 0.2077 0.2157 2003 0.165 0.165 0.1473 0.2017 0.2086 2004 0.09 0.09 0.0912 0.1033 0.1055 2005 0.062 0.062 0.0617 0.0683 0.0696 2006 0.051 0.059 0.053 0.052 0.057 2007 0.061 0.072 -0.019 -0.017 -0.02 ROIC CSTR S&P 500 Annotations 1/1/2003 0.22 22.65 12.14 1/2/2003 0.22 22.79 12.1 1/3/2003 0.22 21.27 12.02 1/6/2003 0.22 22.86 11.87 1/7/2003 0.22 22.52 12.01 1/8/2003 0.22 22.5 11.84 1/9/2003 0.22 23.09 11.95 1/10/2003 0.22 22.5 11.96 1/13/2003 0.22 24.96 11.87 1/14/2003 0.22 24 12.08 1/15/2003 0.22 23.22 12.05 1/16/2003 0.22 23.52 11.96 1/17/2003 0.22 22.49 11.94 1/20/2003 0.22 22.49 11.98 1/21/2003 0.22 22.03 11.85 1/22/2003 0.22 20.24 11.89 1/23/2003 0.22 19.07 11.68 1/24/2003 0.22 19.09 11.7 1/27/2003 0.22 18.651 11.78 1/28/2003 0.22 19.24 11.82 1/29/2003 0.22 19.25 11.86 1/30/2003 0.22 18.89 11.98 1/31/2003 0.22 19.45 11.9 2/3/2003 0.22 18.8 11.98 2/4/2003 0.22 19.08 11.98 2/5/2003 0.22 19.71 12.09 2/6/2003 0.22 19.3 12.12 2/7/2003 0.22 17.9 12.1 2/10/2003 0.22 17.7 12.13 2/11/2003 0.22 17.38 12.01 2/12/2003 0.22 16.6 12.02 2/13/2003 0.22 16.59 12.05 2/14/2003 0.22 16.19 12.05 2/17/2003 0.22 16.19 12.13 2/18/2003 0.22 16 12.19 2/19/2003 0.22 15.57 12.19 2/20/2003 0.22 15.34 12.36 2/21/2003 0.22 15.97 12.41 2/24/2003 0.22 15.76 12.43 2/25/2003 0.22 15.23 12.35 2/26/2003 0.22 15.84 12.48 2/27/2003 0.22 15.73 12.37 2/28/2003 0.22 15.84 12.23 3/3/2003 0.22 15.79 12.29 3/4/2003 0.22 15.64 12.32 3/5/2003 0.22 15.28 12.27 3/6/2003 0.22 15.26 12.45 3/7/2003 0.22 15.19 12.41 3/10/2003 0.22 14.76 12.57 3/11/2003 0.22 14.359375 12.53 3/12/2003 0.22 14.36 12.37 3/13/2003 0.22 14.76 12.44 3/14/2003 0.22 14.76 12.21 3/17/2003 0.22 15.07 12.13 3/18/2003 0.22 15.32 12.06 3/19/2003 0.22 15.27 12.17 3/20/2003 0.22 15.1 12.04 3/21/2003 0.138 16.25 12.31 3/24/2003 0.138 16.091 12.34 3/25/2003 0.138 17.06 12.45 3/26/2003 0.138 16.51 12.51 3/27/2003 0.138 16.99 12.57 3/28/2003 0.138 16.69 12.5 3/31/2003 0.138 16.79 12.56 4/1/2003 0.138 15.49 12.55 4/2/2003 0.138 15.63 12.64 4/3/2003 0.138 15.05 12.69 4/4/2003 0.138 15.12 12.66 4/7/2003 0.138 15.43 12.7 4/8/2003 0.138 15.59 12.57 4/9/2003 0.138 16 12.63 4/10/2003 0.138 16.4 12.65 4/11/2003 0.138 16.21875 12.46 4/14/2003 0.138 16.61 12.5 4/15/2003 0.138 16.98 12.44 4/16/2003 0.138 17.071 12.47 4/17/2003 0.138 17.57 12.66 4/18/2003 0.138 17.57 12.68 4/21/2003 0.138 17.81 12.66 4/22/2003 0.138 18.6 12.71 4/23/2003 0.138 18.5 12.81 4/24/2003 0.138 18.31 12.74 4/25/2003 0.138 18.38 12.72 4/28/2003 0.138 18.65 12.8 4/29/2003 0.138 18.59 12.74 4/30/2003 0.138 18.29 12.66 5/1/2003 0.138 17.85 12.66 5/2/2003 0.138 17.03 12.8 5/5/2003 0.138 18.09 12.8 5/6/2003 0.138 18.39 12.7 5/7/2003 0.138 17.96 12.62 5/8/2003 0.138 18.55 12.51 5/9/2003 0.138 19.04 12.61 5/12/2003 0.138 19.03 12.5 5/13/2003 0.138 18.96 12.52 5/14/2003 0.138 19 12.72 5/15/2003 0.138 20.01 12.75 5/16/2003 0.138 20.12 12.8 5/19/2003 0.138 19.82 12.8 ROIC Adjusted ROIC Methodology 3 Methodology 4 Methodology 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2001 0.0111 0.0597 0.0591 0.0992 0.1033 2002 0.1572 0.1412 0.132 0.2077 0.2157 2003 0.165 0.165 0.1473 0.2017 0.2086 2004 0.09 0.09 0.0912 0.1033 0.1055 2005 0.062 0.062 0.0617 0.0683 0.0696 2006 0.051 0.059 0.053 0.052 0.057 2007 0.061 0.072 -0.019 -0.017 -0.02 ROIC Analysis - Historical Levels Note: ROIC calculated as (net operating profit after tax) / (average book value of equity + average total debt + average minority interest) 1 Since July 14, 2003 CSTR ROIC CSTR S&P 500 Annotations 1/1/2003 0.22 22.65 12.14 1/2/2003 0.22 22.79 12.1 1/3/2003 0.22 21.27 12.02 1/6/2003 0.22 22.86 11.87 1/7/2003 0.22 22.52 12.01 1/8/2003 0.22 22.5 11.84 1/9/2003 0.22 23.09 11.95 1/10/2003 0.22 22.5 11.96 1/13/2003 0.22 24.96 11.87 1/14/2003 0.22 24 12.08 1/15/2003 0.22 23.22 12.05 1/16/2003 0.22 23.52 11.96 1/17/2003 0.22 22.49 11.94 1/20/2003 0.22 22.49 11.98 1/21/2003 0.22 22.03 11.85 1/22/2003 0.22 20.24 11.89 1/23/2003 0.22 19.07 11.68 1/24/2003 0.22 19.09 11.7 1/27/2003 0.22 18.651 11.78 1/28/2003 0.22 19.24 11.82 1/29/2003 0.22 19.25 11.86 1/30/2003 0.22 18.89 11.98 1/31/2003 0.22 19.45 11.9 2/3/2003 0.22 18.8 11.98 2/4/2003 0.22 19.08 11.98 2/5/2003 0.22 19.71 12.09 2/6/2003 0.22 19.3 12.12 2/7/2003 0.22 17.9 12.1 2/10/2003 0.22 17.7 12.13 2/11/2003 0.22 17.38 12.01 2/12/2003 0.22 16.6 12.02 2/13/2003 0.22 16.59 12.05 2/14/2003 0.22 16.19 12.05 2/17/2003 0.22 16.19 12.13 2/18/2003 0.22 16 12.19 2/19/2003 0.22 15.57 12.19 2/20/2003 0.22 15.34 12.36 2/21/2003 0.22 15.97 12.41 2/24/2003 0.22 15.76 12.43 2/25/2003 0.22 15.23 12.35 2/26/2003 0.22 15.84 12.48 2/27/2003 0.22 15.73 12.37 2/28/2003 0.22 15.84 12.23 3/3/2003 0.22 15.79 12.29 3/4/2003 0.22 15.64 12.32 3/5/2003 0.22 15.28 12.27 3/6/2003 0.22 15.26 12.45 3/7/2003 0.22 15.19 12.41 3/10/2003 0.22 14.76 12.57 3/11/2003 0.22 14.359375 12.53 3/12/2003 0.22 14.36 12.37 3/13/2003 0.22 14.76 12.44 3/14/2003 0.22 14.76 12.21 3/17/2003 0.22 15.07 12.13 3/18/2003 0.22 15.32 12.06 3/19/2003 0.22 15.27 12.17 3/20/2003 0.22 15.1 12.04 3/21/2003 0.138 16.25 12.31 3/24/2003 0.138 16.091 12.34 3/25/2003 0.138 17.06 12.45 3/26/2003 0.138 16.51 12.51 3/27/2003 0.138 16.99 12.57 3/28/2003 0.138 16.69 12.5 3/31/2003 0.138 16.79 12.56 4/1/2003 0.138 15.49 12.55 4/2/2003 0.138 15.63 12.64 4/3/2003 0.138 15.05 12.69 4/4/2003 0.138 15.12 12.66 4/7/2003 0.138 15.43 12.7 4/8/2003 0.138 15.59 12.57 4/9/2003 0.138 16 12.63 4/10/2003 0.138 16.4 12.65 4/11/2003 0.138 16.21875 12.46 4/14/2003 0.138 16.61 12.5 4/15/2003 0.138 16.98 12.44 4/16/2003 0.138 17.071 12.47 4/17/2003 0.138 17.57 12.66 4/18/2003 0.138 17.57 12.68 4/21/2003 0.138 17.81 12.66 4/22/2003 0.138 18.6 12.71 4/23/2003 0.138 18.5 12.81 4/24/2003 0.138 18.31 12.74 4/25/2003 0.138 18.38 12.72 4/28/2003 0.138 18.65 12.8 4/29/2003 0.138 18.59 12.74 4/30/2003 0.138 18.29 12.66 5/1/2003 0.138 17.85 12.66 5/2/2003 0.138 17.03 12.8 5/5/2003 0.138 18.09 12.8 5/6/2003 0.138 18.39 12.7 5/7/2003 0.138 17.96 12.62 5/8/2003 0.138 18.55 12.51 5/9/2003 0.138 19.04 12.61 5/12/2003 0.138 19.03 12.5 5/13/2003 0.138 18.96 12.52 5/14/2003 0.138 19 12.72 5/15/2003 0.138 20.01 12.75 5/16/2003 0.138 20.12 12.8 5/19/2003 0.138 19.82 12.8 $30.00 $15.00 $0.00 $45.00 ROIC % Share price 07/14/03 As expected short term decline in ROIC from 2004 to 2006 On track to return to historical levels by 2010 Market supports strategy: share price appreciation of greater than 200% since beginning of 4th Wall strategy1 Coinstar uses numerous metrics in evaluating investments including ROIC, IRR and 5-year DCF Shamrock's solitary focus on one measure does not fully reflect stockholders' acceptance of Coinstar's investments

5/23/05: Shamrock files initial 13D disclosing 7.2% ownership of IPAS shares; called publicly for several changes in the company's overall corporate governance structure Shamrock Has Overseen Significant Declines in Value - iPass Source: FactSet, company filings Note: Based upon simple price appreciation 1/10/07: Announced its intention to nominate Michael McConnell of Shamrock and Peter Clapman to the IPAS Board of Directors 2/20/07: Michael McConnell and Peter Clapman are appointed to the IPAS Board of Directors, filling the two newly-created seats Shamrock's investment in iPass 3/4/08: Shamrock designates Stanley Gold to replace Peter Clapman as one of Shamrock's director designees to the Board Event Date Performance since event S&P 500 Announced initial investment 5/23 /05 (59.0% ) 19.4 % Called for changes publicly 5/23 /05 (59.0%) 19.4 % Proxy fight / Board seats requested 1/10/07 (59.1% ) 0.7 % Board seats granted 2/20/07 (55.4% ) (2.4% ) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 04/01/05 11/15/05 07/01/06 02/14/07 09/30/07 05/15/08 IPAS S&P500

Shamrock Has Overseen Significant Declines in Value - Collectors Universe 12/13/05: Shamrock files initial 13-D disclosing 5.3% ownership of CLCT shares 7/23/07: Shamrock associate Michael McConnell is elected to CLCT's Board of Directors Shamrock's investment in Collectors Universe Source: FactSet, company filings Note: Based upon simple price appreciation Event Date Performance since event S&P 500 Announced initial investment 12/13 /05 (39.9% ) 12.5 % Board seats granted 7/23/07 (37.3% ) (7.5% ) $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 11/01/05 05/05/06 11/06/06 05/10/07 11/11/07 05/15/08 CLCT S&P500

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

Superior Execution Coinstar Board and management have a history of superior execution Accomplished, experienced, independent Board of Directors Outstanding operating performance Superior financial performance Strong growth expected to continue Solid corporate governance practices and policies

Conclusion We Believe the Choice of Directors is Clear. Vote the WHITE Proxy Card "For" the Coinstar Directors

Agenda I. Record of Superior Execution II. Segment Performance III. 4th WallTM Accomplishments IV. Corporate Governance V. Conclusion VI. Appendix

Non GAAP measures are provided as a complement to results provided in accordance with United States generally accepted accounting principles ("GAAP"). Non GAAP measures are not a substitute for measures computed in accordance with GAAP. Definitions of such non GAAP measurements are provided below. These definitions are provided to allow the reader to reconcile non GAAP data to that presented in accordance with GAAP. Our non GAAP measures may be different from the presentation of financial information by other companies. EBITDA represents earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash items including stock based compensation expense and minority interest. EBITDA margin represents EBITDA divided by revenue. We believe EBITDA and EBITDA margin are important non GAAP measures as they provide useful information regarding our ability to service, incur or pay down indebtedness and for purposes of calculating certain debt covenants. In addition, management uses such non GAAP measures internally to evaluate performance and manage operations. See below for reconciliation of most comparable GAAP measurements to EBITDA and EBITDA margin, which includes 100% of EBITDA generated by Redbox. Reconciliation of EBITDA to Net Income (in millions)

Reconciliation of EBITDA to Net Income (in millions) 2003 2004 2005 2006 2007 1Q08 Net Income 20 $ 20 $ 22 $ 19 $ (22) $ 3 $ Depreciation & Amortization 27 37 50 59 66 19 Stock Option Expense 6 6 2 Interest Expense/(Income) 1 6 12 14 15 5 Early Retirement of Debt 1 2 Impairment 65 Minority interest 3 Income Tax Expense 11 10 14 12 (6) 3 EBITDA 59 $ 74 $ 98 $ 111 $ 126 $ 34 $ Revenue 176 307 460 534 546 191 EBITDA margin % 33.5% 24.1% 21.3% 20.7% 23.1% 17.8%